UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2026

CBRE GROUP, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-32205	94-3391143
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2121 North Pearl Street Suite 300 Dallas, Texas		75201
(Address of Principal Executive Offices)		(Zip Code)

(214) 979-6100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	“CBRE”	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K is filed by CBRE Group, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Retention Equity Award

On February 25, 2026, the Compensation Committee (the “Committee”) of the Company’s Board of Directors (the “Board”) issued a one-time equity-based retention award (the “Award”) to Vikram Kohli, the Company’s Chief Operating Officer and Chief Executive Officer, Advisory Services. The Award is designed to recognize Mr. Kohli's outstanding contributions, reinforce alignment with the Company’s long‑term performance objectives, and support Mr. Kohli’s retention in light of his significance to the Company’s long-term succession strategy. Notably, the Award is 100% performance based and will vest only if the specified performance criteria are met. The Award is also contingent upon Mr. Kohli’s continued employment with the Company for the entirety of the five-year vesting period.

The Award consists entirely of performance-based restricted stock units (“Performance RSUs”) and has a total target grant value of $5.0 million. Of the Performance RSUs comprising the total Award, (i) 50% are eligible to be earned and vest based on the achievement of relative total shareholder return (TSR) goals (the “rTSR Performance RSUs”) and (ii) 50% are eligible to be earned and vest based on the achievement of relative earnings per share (EPS) goals (the “rEPS Performance RSUs”). The payout on 100% of the Award is performance-based and subject to rigorous total shareholder return and Core EPS (as defined below) hurdles relative to the companies that comprised the S&P 500 on February 25, 2026 (the “Comparison Group”). For each such performance measure, none of the performance-based awards will be earned unless the Company’s performance is above the 40th percentile.

The Award has been made under terms that are materially consistent with the Company’s equity grants to other executives and employees, except that:

•
The vesting term of each type of Performance RSU subject to the Award is five years, which is longer than typical market practice and longer than the three-year vesting period associated with our annual awards of Performance RSUs.
•
rTSR Performance RSUs (50% of the Award). The actual number of rTSR Performance RSUs that will vest ranges from 0% to 175% of the target number of rTSR Performance RSUs and will be based on the Company’s cumulative TSR relative to the cumulative TSR of the companies in the Comparison Group over a five-year measurement period commencing on February 25, 2026 and ending on January 31, 2031.
•
rEPS Performance RSUs (50% of the Award). The actual number of rEPS Performance RSUs that will vest ranges from 0% to 175% of the target number of rEPS Performance RSUs and will be based on the Company’s Core EPS growth relative to the cumulative EPS growth, as reported under U.S. Generally Accepted Accounting Principles (“GAAP EPS”), of the companies in the Comparison Group, over a five-year measurement period commencing on January 1, 2026 and ending on December 31, 2030. “Core EPS” is defined as the Company’s earnings per share, as equitably adjusted by the Committee for any of the adjustment factors set forth in the Company’s Amended and Restated 2019 Equity Incentive Plan and as otherwise determined by the Committee in its reasonable discretion to be necessary to prevent enlargement or diminution of the benefits or potential benefits intended to be provided pursuant to the Award. For each company in the Comparison Group, EPS growth, determined on a cumulative basis, will be calculated by determining the compound annual growth rate of such peer company’s GAAP EPS for the Base Year that would generate the cumulative GAAP EPS for the five years in the measurement period. “Base Year” is defined as the four fiscal quarters of the Company or peer company, as applicable, ending most recently on or prior to December 31, 2025.

The performance and payout schedule for the rTSR and rEPS Performance RSUs is intentionally challenging and no Performance RSUs will vest unless the Company’s performance on the relevant metric exceeds 40th percentile performance. The payout schedule for the rTSR and rEPS Performance RSUs is as follows:

CBRE’s rTSR Performance (Percentile Rank)	% of Target rTSR Performance RSUs that Vest	CBRE’s rEPS Performance (Percentile Rank)	% of Target rEPS Performance RSUs that Vest
Less than or equal to 40th percentile	0%	Less than or equal to 40th percentile	0%
Above 40th but below 50th percentile	Linear interpolation between 0% and 100%	Above 40th but below 50th percentile	Linear interpolation between 0% and 100%
At 50th percentile	100%	At 50th percentile	100%
Above 50th percentile but below 75th percentile	Linear interpolation between 100% and 175%	Above 50th percentile but below 75th percentile	Linear interpolation between 100% and 175%
75th percentile or greater	175%	75th percentile or greater	175%

The rTSR Performance RSUs and rEPS Performance RSUs will vest on the later of the date on which the Committee certifies the performance percentile ranking achieved or February 25, 2031. The certification will occur as soon as practicable but not later than 90 days following the end of the applicable measurement period.

The foregoing description of the Award does not purport to be complete and is qualified in its entirety by reference to the full text of the Grant Notice and Restricted Stock Unit Agreement for the rTSR Performance RSUs and the Grant Notice and Restricted Stock Unit Agreement for the rEPS Performance RSUs, copies of which are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following documents are attached as exhibits to this Current Report on Form 8-K:

Exhibit No.	Exhibit Description

10.1	Form of Grant Notice and Restricted Stock Unit Agreement for the Amended and Restated CBRE Group, Inc. 2019 Equity Incentive Plan (Retention rTSR RSU Award ).+

10.2	Form of Grant Notice and Restricted Stock Unit Agreement for the Amended and Restated CBRE Group, Inc. 2019 Equity Incentive Plan (Retention rEPS RSU Award).+

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

+ Denotes a management contract or compensatory arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2026	CBRE GROUP, INC.

	By:	/s/ EMMA E. GIAMARTINO
Emma E. Giamartino
Chief Financial Officer and Chief Investment Officer